UAM FUNDS TRUST
DWIGHT CAPITAL PRESERVATION PORTFOLIO


SUPPLEMENT DATED OCTOBER 8, 1999
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 28, 1999

The "Purchase of Shares" section of the
Statement Of Additional Information of the
Dwight Capital Preservation Portfolio is
hereby supplemented by adding the following
information:
WHO MAY INVEST IN THE PORTFOLIO
As described in the portfolio's prospectus,
with certain exceptions, the portfolio
offers its shares to investors who wish to
invest in the portfolio through certain
individual retirement accounts.  From time
to time, the portfolio may allow certain
shareholders, including affiliates of its
investment adviser, to buy shares of the
portfolio through an account that does not
qualify as an individual retirement account
described above.   The portfolio may also
offer its shares through fund supermarkets, fund networks and various other similar third-party service providers that maintain shareholder accounts on behalf of the portfolio. The portfolio recognizes that such service providers cannot guarantee that shares of the portfolio will be sold only through individual retirement accounts.